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Exhibit 10.23.1

AMENDMENT

        This amendment, effective on the last date of signature modifies and amends the Co-Promotion Agreement dated effective November 26, 1997 (the "AGREEMENT"), by and between Abbott Laboratories through its Ross Products Division, ("ABBOTT") and MedImmune, Inc. ("MEDIMMUNE").

WITNESSETH

        WHEREAS, MEDIMMUNE and ABBOTT entered into a Co-Promotion Agreement dated effective November 26, 1997 in order to co-promote the PRODUCT in the TERRITORY;

        WHEREAS, MEDIMMUNE and ABBOTT now desire to amend the AGREEMENT in order to provide special consideration for Synagis sales ("Amendment");

        NOW THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

  1.
  Unless otherwise stated capitalized terms have the same meaning herein as ascribed to them by the AGREEMENT.

  2.
  The term of this Amendment shall be for one RSV selling Season beginning on July 1, 2000 through June 30, 2001. Thereafter, the terms and conditions of the Agreement shall again apply in all respects, without any affect from this Amendment.

  3.
  During the term of this Amendment, the following reporting and payment compensation shall apply for the NET SALES of PRODUCT sold for use in the TERRITORY by MEDIMMUNE or its AFFILATES as follows:

  a.
  ABBOTT shall pay to MEDIMMUNE (CONFIDENTIAL TREATMENT REQUESTED) in two equal payments as follows: (CONFIDENTIAL TREATMENT REQUESTED) on or before August 1, 2000; and (CONFIDENTIAL TREATMENT REQUESTED) on or before October 10, 2000.

  b.
  ABBOTT shall receive the following payment on NET SALES of PRODUCT.

% Royalty	Threshold
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)

        This Amendment and the AGREEMENT sets forth the entire agreement and understanding between the parties as to the subject matter thereof and supersedes all prior agreements and understandings in this respect. There shall be no amendments or modifications to this Amendment or the AGREEMENT, except by a written document which is signed by both parties.

        IN WITNESS WHEREOF, the parties have each caused this Amendment to be signed and delivered by its duly authorized officer or representative as indicated below.

MEDIMMUNE, INC.		ABBOTT LABORATORIES
Name:	/s/ MELVIN D. BOOTH Melvin D. Booth	Name:	/s/ JOY AMUNDSON Joy Amundson
Title:	President & Chief Operating Officer	Title:	Senior Vice President Ross Products
Date:	July 28, 2000	Date:	July 31, 2000

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  Exhibit 10.23.1
AMENDMENT
WITNESSETH